UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2015

Date of reporting period :	March 1, 2014 — February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Annual report
2|28|15

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Annual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Financial statements	19
Federal tax information	64
About the Trustees	65
Officers	67

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 13, 2015

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 30%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 15 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Joshua B. Kutin, CFA
(industry since 1998)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

The fund — class A shares before sales charge
Putnam Retirement Income Fund Lifestyle 3 (PISFX)
Fund's primary benchmark
Barclays U.S. Aggregate Bond Index
Fund's secondary benchmark
S&P 500 Index
5.46
4.73
8.40
5.06
4.82
7.99
7.50
4.29
16.18
8.43
2.76
18.00
6.16
5.05
15.51
LIFE OF FUND
(since 9/13/04)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Retirement Income Fund Lifestyle 3

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How would you describe the investment environment during the 12-month period that ended February 28, 2015?

For most of the annual period, investors benefited from strong market performance. Major U.S. equity indexes achieved record highs, although there were several episodes of volatility. In addition, the price of oil, which dropped by more than 50% in the second half of 2014, had a stimulative effect on U.S. consumers, while it hurt companies connected to the oil/gas shale industry.

There was solid evidence of accelerating growth in the U.S. economy. Gross domestic product [GDP] expanded at a 5% rate during the third quarter and at a 2.2% rate in the fourth quarter of 2014. Many U.S. corporations have seen bottom-line growth in recent quarters fostered largely by low interest rates and cost-cutting initiatives. With GDP accelerating, we had begun to see greater evidence of top-line revenue growth and sustainable revenue generation. This appeared to fuel greater investor optimism about the fundamental health of the U.S. economy and higher valuations for U.S. stocks.

U.S. bonds also produced positive results, as interest rates remained low, despite the Federal Reserve signaling eventual interest-rate hikes in the middle or latter part of 2015. The international markets did not fare nearly as well, as the eurozone’s ongoing economic struggles continued to weigh on

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Retirement Income Fund Lifestyle 3     5

international stocks and push bond indexes into negative territory.

How did the Putnam Retirement Income Fund Lifestyle 3 perform in this environment, and what were the key drivers of performance during the annual period?

With strategic diversification across multiple asset classes, Putnam Retirement Income Fund Lifestyle 3 delivered positive results for investors. The portfolio benefited from the performance of U.S. equity and fixed-income markets as well as its allocation to the Putnam Absolute Return 700 Fund, which performed particularly well. Positive contributions to the 700 Fund came from long equity and short commodities positions, as well as several non-directional strategies designed to take advantage of opportunities regardless of market direction. Active currency positioning and equity long-short positions were two such strategies.

The rally in the U.S. equity market is now close to six years old. Are you concerned about the sustainability of this upward march?

In spite of robust positive momentum during the past several years, U.S. equities have experienced volatility over the past three quarters, with abrupt dips providing new buying opportunities and establishing new support for further growth. That said, we are concerned in some cases that equity valuations may be a bit higher than normal versus the market’s long-term price-to-earnings ratio. For that reason, we have reduced our overall overweight to U.S. equities. We believe that future growth in the U.S. equity market is unlikely to eclipse the pace of recent years. However, we continue to believe that equities — and U.S. equities in particular — can provide sound risk-adjusted returns on a relative basis versus other asset classes.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 2/28/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Retirement Income Fund Lifestyle 3

“We believe U.S. stocks can continue
to produce reasonably attractive
risk-adjusted returns as we progress
deeper into this year.”

Bob Kea

Did you make any strategy shifts during the period?

Aside from reducing the overweight to U.S. equities, there were no major changes to the overall strategy during the period. We continue to prefer U.S. equities to international developed or emerging markets and believe they can deliver attractive risk-adjusted returns going forward. In fixed income, we have de-emphasized credit risk as the credit cycle starts to turn. Our outlook for rate-sensitive fixed-income exposures has improved slightly. Historically, hikes in short-term interest rates haven’t necessarily been met with a spike in longer-term rates. In addition, we see a number of factors that can help keep a lid on rates. Finally, within some of the absolute return strategies we are continuing to search for new non-directional opportunities given where equity and fixed-income markets sit today.

The fund can implement strategies using derivatives, and during the period some of the more significant examples included futures contracts to hedge interest-rate and prepayment risks, among other types of risk, and credit default swaps to hedge credit risk. We also used foreign currency contracts, which helped us gain or hedge exposures to foreign currencies.

What is your outlook?

We remain generally constructive in our outlook. The gathering strength of the U.S. economy and the Fed’s more transparent forward guidance on interest rates convince

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 3     7

us that our U.S. investments may provide the most reliable source of momentum. Although we think the pace of growth in the U.S. equity market will slow further during the remainder of 2015, we believe U.S. stocks can continue to produce reasonably attractive risk-adjusted returns as we progress deeper into the year.

That said, we are closely monitoring the slowing pace of earnings growth and increasing multiple expansions, which could threaten equity markets should they persist. With regard to fixed income, the Fed, as I mentioned, seems on track to raise short-term interest rates at some point in 2015. While intermediate- and longer-term rates seem low historically, we do believe that they could remain at these levels for some time given the high demand for fixed income and depressed rate levels seen around the world. Regardless of rate movement, the negative correlation of interest-rate risk to other types of risk included in the portfolio, such as equity risk, remains beneficial to our efforts to keep volatility more moderate. In addition, given the prolonged bull market in equities and our outlook for relatively minor interest-rate changes, we are actively seeking new non-directional opportunities within the allocation to the Putnam Absolute Return 700 Fund.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Retirement Income Fund Lifestyle 3

On January 31, 2015, the Trustees of the fund reduced the dividend rate from $0.017 to $0.013, which reflects a 23.53% reduction, due to the decline in the amount of income earned from the fund’s investments as a result of the broader environment of lower fixed-income yields.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts at Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 3     9

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with gains expected in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

10     Retirement Income Fund Lifestyle 3

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	5.46%	5.05%	4.84%	4.84%	4.66%	4.66%	5.01%	4.68%	5.19%	5.70%
10 years	63.88	57.33	54.24	54.24	51.92	51.92	57.09	51.99	59.77	67.84
Annual average	5.06	4.64	4.43	4.43	4.27	4.27	4.62	4.28	4.80	5.31
5 years	43.53	37.79	38.16	36.16	38.25	38.25	41.26	36.67	41.46	45.35
Annual average	7.50	6.62	6.68	6.37	6.69	6.69	7.15	6.45	7.18	7.77
3 years	27.47	22.37	24.63	21.63	24.61	24.61	26.50	22.39	26.30	28.43
Annual average	8.43	6.96	7.62	6.74	7.61	7.61	8.15	6.97	8.09	8.70
1 year	6.16	1.92	5.31	0.31	5.41	4.41	5.83	2.39	5.91	6.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Retirement Income Fund Lifestyle 3     11

Comparative index returns For periods ended 2/28/15

	Barclays U.S. Aggregate Bond Index	S&P 500 Index
Annual average (life of fund)	4.73%	8.40%
10 years	60.17	115.68
Annual average	4.82	7.99
5 years	23.38	111.71
Annual average	4.29	16.18
3 years	8.50	64.30
Annual average	2.76	18.00
1 year	5.05	15.51

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 2/28/05 to 2/28/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,424 and $15,192, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,199. A $10,000 investment in the fund’s class R and Y shares would have been valued at $15,977 and $16,784, respectively.

12     Retirement Income Fund Lifestyle 3

Fund price and distribution information For the 12-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		12	12	12		12	12
Income	$0.274		$0.191	$0.191	$0.247		$0.247	$0.299
Capital gains	—		—	—	—		—	—
Total	$0.274		$0.191	$0.191	$0.247		$0.247	$0.299
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
2/28/14	$11.05	$11.51	$11.01	$11.01	$11.03	$11.40	$11.04	$11.07
2/28/15	11.45	11.93	11.40	11.41	11.42	11.80	11.44	11.47
Current rate	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate [1,2]	1.36%	1.31%	0.63%	0.63%	1.16%	1.12%	1.15%	1.57%
Current 30-day SEC yield [3,4] (with expense limitation)	N/A	0.85	0.15	0.15	N/A	0.62	0.52	1.14
Current 30-day SEC yield [3,4] (without expense limitation)	N/A	0.32	–0.41	–0.41	N/A	0.08	–0.04	0.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the period the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	5.38%	4.97%	4.77%	4.77%	4.57%	4.57%	4.93%	4.60%	5.11%	5.62%
10 years	65.41	58.79	55.59	55.59	53.24	53.24	58.68	53.52	61.23	69.43
Annual average	5.16	4.73	4.52	4.52	4.36	4.36	4.73	4.38	4.89	5.41
5 years	39.40	33.82	34.16	32.16	34.13	34.13	37.22	32.76	37.41	41.16
Annual average	6.87	6.00	6.05	5.74	6.05	6.05	6.53	5.83	6.56	7.14
3 years	25.39	20.38	22.59	19.59	22.47	22.47	24.44	20.39	24.25	26.34
Annual average	7.83	6.38	7.03	6.15	6.99	6.99	7.56	6.38	7.51	8.10
1 year	5.37	1.16	4.61	–0.39	4.52	3.52	5.04	1.62	5.12	5.69

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Retirement Income Fund Lifestyle 3     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 2/28/14*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%
Total annual operating expenses for the fiscal year ended 2/28/14	1.88%	2.63%	2.63%	2.13%	2.13%	1.63%
Annualized expense ratio for the six-month period ended 2/28/15†	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.10%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/15.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.96	$8.70	$8.70	$6.20	$6.21	$3.71
Ending value (after expenses)	$1,019.70	$1,016.00	$1,015.90	$1,017.60	$1,018.60	$1,020.90

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Retirement Income Fund Lifestyle 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.96	$8.70	$8.70	$6.21	$6.21	$3.71
Ending value (after expenses)	$1,019.89	$1,016.17	$1,016.17	$1,018.65	$1,018.65	$1,021.12

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 3     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change

16     Retirement Income Fund Lifestyle 3

in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 3     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Retirement Income Fund Lifestyle 3

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Income Fund Lifestyle 3     19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Retirement Income Fund Lifestyle 3:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 3 (the “fund”) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2015

20     Retirement Income Fund Lifestyle 3

The fund’s portfolio 2/28/15

COMMON STOCKS (30.2%)*	Shares	Value
Banking (1.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	448	$12,360
Banco Santander SA (Spain)	2,715	19,849
Bank of New York Mellon Corp. (The)	677	26,498
Bendigo and Adelaide Bank, Ltd. (Australia)	1,495	14,961
CaixaBank SA (Spain)	4,395	20,411
Commonwealth Bank of Australia (Australia)	398	28,557
JPMorgan Chase & Co.	1,361	83,402
KeyCorp	1,374	19,140
PNC Financial Services Group, Inc.	607	55,820
Resona Holdings, Inc. (Japan)	6,200	34,857
State Street Corp.	668	49,733
Sumitomo Mitsui Financial Group, Inc. (Japan)	200	7,967
Svenska Handelsbanken AB Class A (Sweden)	902	45,441
Swedbank AB Class A (Sweden)	512	13,327
Wells Fargo & Co.	373	20,437
Westpac Banking Corp. (Australia)	1,575	46,854
		499,614
Basic materials (1.3%)
Antofagasta PLC (United Kingdom)	2,346	27,780
Asahi Kasei Corp. (Japan)	2,000	20,675
BASF SE (Germany)	298	28,562
BHP Billiton, Ltd. (Australia)	901	23,644
Ferrovial SA (Spain)	1,292	27,384
Givaudan SA (Switzerland)	14	26,888
LyondellBasell Industries NV Class A	545	46,821
Mitsubishi Chemical Holdings Corp. (Japan)	3,900	21,734
Rio Tinto PLC (United Kingdom)	697	34,348
SBA Communications Corp. Class A †	200	24,942
Sherwin-Williams Co. (The)	135	38,502
Stora Enso OYJ Class R (Finland)	2,472	23,735
Yara International ASA (Norway)	616	33,910
		378,925
Capital goods (1.4%)
ABB, Ltd. (Switzerland)	839	17,997
Allison Transmission Holdings, Inc.	210	6,682
BAE Systems PLC (United Kingdom)	6,159	50,586
Ball Corp.	213	15,274
Canon, Inc. (Japan)	700	22,785
Caterpillar, Inc.	229	18,984
Crown Holdings, Inc. †	529	28,037
IDEX Corp.	129	9,967
Illinois Tool Works, Inc.	483	47,749
Ingersoll-Rand PLC	177	11,893
Joy Global, Inc.	160	7,091
Leggett & Platt, Inc.	207	9,325
Northrop Grumman Corp.	253	41,925
Raytheon Co.	489	53,189

Retirement Income Fund Lifestyle 3     21

COMMON STOCKS (30.2%)* cont.	Shares	Value
Capital goods cont.
Roper Industries, Inc.	184	$30,833
Toyoda Gosei Co., Ltd. (Japan)	700	15,486
Vinci SA (France)	578	34,294
		422,097
Communication services (0.9%)
Belgacom SA (Belgium)	861	32,388
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	7,782	12,479
CenturyLink, Inc.	888	33,620
Deutsche Telekom AG (Germany)	1,630	30,407
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	300	18,624
NTT DoCoMo, Inc. (Japan)	900	16,037
Orange SA (France)	2,189	39,928
Sky PLC (United Kingdom)	1,838	28,277
Spark New Zealand, Ltd. (New Zealand)	7,519	18,588
Telstra Corp., Ltd. (Australia)	3,086	15,352
Verizon Communications, Inc.	137	6,775
Vodafone Group PLC (United Kingdom)	3,098	10,733
		263,208
Conglomerates (0.3%)
AMETEK, Inc.	269	14,295
Bouygues SA (France)	882	34,969
Mitsui & Co., Ltd. (Japan)	2,200	30,616
		79,880
Consumer cyclicals (3.0%)
ADT Corp. (The) S	219	8,589
Asahi Glass Co., Ltd. (Japan)	2,000	12,617
Bayerische Motoren Werke (BMW) AG (Germany)	339	42,867
Dai Nippon Printing Co., Ltd. (Japan)	1,000	9,698
Daihatsu Motor Co., Ltd. (Japan)	1,600	22,913
Daimler AG (Registered Shares) (Germany)	207	20,039
Daito Trust Construction Co., Ltd. (Japan)	200	21,661
Deckers Outdoor Corp. †	52	3,860
Discovery Communications, Inc. Class A †	356	11,499
Expedia, Inc.	120	11,010
Fuji Heavy Industries, Ltd. (Japan)	1,000	34,046
Gap, Inc. (The)	268	11,149
General Motors Co.	251	9,365
Hanesbrands, Inc.	152	19,386
Harley-Davidson, Inc.	291	18,499
Harman International Industries, Inc.	15	2,070
Hilton Worldwide Holdings, Inc. †	964	27,252
Home Depot, Inc. (The)	701	80,440
Host Hotels & Resorts, Inc. R	1,982	41,622
Hugo Boss AG (Germany)	180	23,164
Kimberly-Clark Corp.	474	51,979
Lear Corp.	126	13,724
Lowe’s Cos., Inc.	579	42,898
Macy’s, Inc.	317	20,199
Marks & Spencer Group PLC (United Kingdom)	3,487	27,159

22     Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Marriott International, Inc./MD Class A	220	$18,282
NVR, Inc. †	5	6,660
Omnicom Group, Inc.	260	20,680
ProSiebenSat.1 Media AG (Germany)	446	21,908
Ryman Hospitality Properties R	980	58,898
Scripps Networks Interactive Class A	123	8,893
SJM Holdings, Ltd. (Hong Kong)	8,000	11,554
Starz Class A †	141	4,687
Swire Pacific, Ltd. Class A (Hong Kong)	3,500	47,815
Time Warner, Inc.	445	36,428
VF Corp.	70	5,366
Viacom, Inc. Class B	367	25,668
Wyndham Worldwide Corp.	197	18,022
		872,566
Consumer finance (—%)
Visa, Inc. Class A	31	8,411
		8,411
Consumer staples (2.2%)
British American Tobacco (BAT) PLC (United Kingdom)	517	30,187
Bunge, Ltd.	228	18,646
Colgate-Palmolive Co.	139	9,844
CVS Health Corp.	795	82,577
Dr. Pepper Snapple Group, Inc.	445	35,062
Energizer Holdings, Inc.	53	7,093
Geo Group, Inc. (The) R	1,044	45,049
Imperial Tobacco Group PLC (United Kingdom)	675	33,274
ITOCHU Corp. (Japan)	1,700	19,069
Japan Tobacco, Inc. (Japan)	300	9,479
Kao Corp. (Japan)	300	13,435
Kirin Holdings Co., Ltd. (Japan)	1,600	20,945
Koninklijke Ahold NV (Netherlands)	1,461	27,410
Lawson, Inc. (Japan)	200	13,084
Liberty Ventures Ser. A †	115	4,621
ManpowerGroup, Inc.	217	17,460
Metcash, Ltd. (Australia)	3,718	4,554
Mondelez International, Inc. Class A	1,613	59,576
Monster Beverage Corp. †	221	31,188
Nestle SA (Switzerland)	618	48,229
Philip Morris International, Inc.	249	20,657
Reckitt Benckiser Group PLC (United Kingdom)	171	15,470
Swedish Match AB (Sweden)	664	20,923
Unilever NV ADR (Netherlands)	903	39,309
Unilever PLC (United Kingdom)	319	14,115
Woolworths, Ltd. (Australia)	518	12,416
		653,672
Energy (1.5%)
Baker Hughes, Inc.	279	17,440
BP PLC (United Kingdom)	4,253	29,419
Exxon Mobil Corp.	363	32,140

Retirement Income Fund Lifestyle 3     23

COMMON STOCKS (30.2%)* cont.	Shares	Value
Energy cont.
Halcon Resources Corp. †	171	$328
Halliburton Co.	432	18,550
Marathon Petroleum Corp.	391	41,055
Oil States International, Inc. †	73	3,174
Phillips 66	623	48,881
Royal Dutch Shell PLC Class A (United Kingdom)	1,174	38,388
Royal Dutch Shell PLC Class B (United Kingdom)	609	20,736
Schlumberger, Ltd.	642	54,031
Statoil ASA (Norway)	563	10,612
Superior Energy Services, Inc.	723	16,181
TonenGeneral Sekiyu KK (Japan)	1,000	9,452
Total SA (France)	643	34,707
Valero Energy Corp.	831	51,264
Woodside Petroleum, Ltd. (Australia)	751	20,586
		446,944
Financial (0.7%)
Deutsche Boerse AG (Germany)	339	27,655
Goldman Sachs Group, Inc. (The)	346	65,667
HSBC Holdings PLC (United Kingdom)	5,487	48,904
Morgan Stanley	778	27,845
Natixis SA (France)	5,025	36,382
		206,453
Health care (2.7%)
Anthem, Inc.	283	41,445
AstraZeneca PLC (United Kingdom)	710	48,992
C.R. Bard, Inc.	117	19,789
Cardinal Health, Inc.	323	28,421
Celgene Corp. †	399	48,490
Charles River Laboratories International, Inc. †	85	6,517
Edwards Lifesciences Corp. †	162	21,549
Eisai Co., Ltd. (Japan)	600	31,351
Gilead Sciences, Inc. †	173	17,911
GlaxoSmithKline PLC (United Kingdom)	1,029	24,489
Health Net, Inc./CA †	79	4,531
Indivior PLC (United Kingdom) †	171	461
Intuitive Surgical, Inc. †	25	12,500
Johnson & Johnson	579	59,353
McKesson Corp.	210	48,027
Merck & Co., Inc.	1,228	71,887
Mettler-Toledo International, Inc. †	19	5,969
Novartis AG (Switzerland)	468	47,838
Pfizer, Inc.	2,546	87,379
Roche Holding AG-Genusschein (Switzerland)	115	31,218
Sanofi (France)	322	31,601
Takeda Pharmaceutical Co., Ltd. (Japan)	900	46,096
Ventas, Inc. R	958	71,342
		807,156

24     Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.2%)* cont.	Shares	Value
Insurance (1.2%)
Allianz SE (Germany)	57	$9,542
American International Group, Inc.	36	1,992
AMP, Ltd. (Australia)	5,306	27,741
Aon PLC	409	41,047
Aspen Insurance Holdings, Ltd.	56	2,568
Aviva PLC (United Kingdom)	3,851	32,046
Axis Capital Holdings, Ltd.	164	8,500
Baloise Holding AG (Switzerland)	134	17,429
CNP Assurances (France)	1,763	29,228
Everest Re Group, Ltd.	72	12,775
Insurance Australia Group, Ltd. (Australia)	4,951	23,577
Legal & General Group PLC (United Kingdom)	6,814	29,403
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	59	12,247
PartnerRe, Ltd.	121	13,855
Reinsurance Group of America, Inc. Class A	105	9,378
Tryg A/S (Denmark)	148	18,410
XL Group PLC	422	15,276
Zurich Insurance Group AG (Switzerland)	108	34,529
		339,543
Investment banking/Brokerage (0.1%)
Daiwa Securities Group, Inc. (Japan)	1,000	8,088
Partners Group Holding AG (Switzerland)	51	15,661
		23,749
Real estate (9.2%)
Alexandria Real Estate Equities, Inc. R	751	72,028
American Capital Agency Corp. R	552	11,832
American Realty Capital Properties, Inc. R	1,484	14,558
Apartment Investment & Management Co. Class A R	1,314	49,512
AvalonBay Communities, Inc. R	730	122,888
Boston Properties, Inc. R	917	126,005
Brixmor Property Group, Inc. R	2,109	53,569
Camden Property Trust R	802	58,378
CBRE Group, Inc. Class A †	644	22,063
Corio NV (Netherlands) R	301	16,729
Corporate Office Properties Trust R	1,773	52,126
DDR Corp. R	225	4,262
DiamondRock Hospitality Co. R	3,632	52,591
Digital Realty Trust, Inc. R	196	13,010
Duke Realty Corp. R	2,833	60,513
DuPont Fabros Technology, Inc. R	2,211	69,226
Equity Lifestyle Properties, Inc. R	50	2,694
Equity Residential Trust R	1,816	139,886
Essex Property Trust, Inc. R	153	34,032
Extra Space Storage, Inc. R	94	6,183
Federal Realty Investment Trust R	118	16,760
General Growth Properties R	3,750	108,788
HCP, Inc. R	1,608	68,115
Health Care REIT, Inc. R	1,163	89,679

Retirement Income Fund Lifestyle 3     25

COMMON STOCKS (30.2%)* cont.	Shares	Value
Real estate cont.
Healthcare Realty Trust, Inc. R	1,628	$46,463
Highwoods Properties, Inc. R	1,280	58,381
Jones Lang LaSalle, Inc.	69	11,126
Kimco Realty Corp. R	3,165	83,176
Liberty Property Trust R	1,384	51,512
Macerich Co. (The) R	308	25,764
Medical Properties Trust, Inc. R	4,301	65,117
Mid-America Apartment Communities, Inc. R	55	3,986
National Health Investors, Inc. R	636	45,270
Outfront Media, Inc. R	211	6,319
Persimmon PLC (United Kingdom)	1,072	29,194
Post Properties, Inc. R	716	40,719
Prologis, Inc. R	2,869	122,535
Public Storage R	892	175,920
Realty Income Corp. R	508	25,430
Regency Centers Corp. R	24	1,575
Simon Property Group, Inc. R	1,486	282,859
SL Green Realty Corp. R	220	27,925
Spirit Realty Capital, Inc. R	1,460	17,885
Stockland (Units) (Australia) R	7,013	25,674
Sunstone Hotel Investors, Inc. R	3,397	59,278
Taubman Centers, Inc. R	752	54,400
Two Harbors Investment Corp. R	1,213	12,664
UDR, Inc. R	355	11,339
Vornado Realty Trust R	528	58,101
Washington Real Estate Investment Trust R	1,250	35,425
Weingarten Realty Investors R	1,556	56,358
WP Carey, Inc. R	78	5,349
		2,705,171
Technology (2.7%)
Activision Blizzard, Inc.	913	21,291
Amdocs, Ltd.	284	14,910
Apple, Inc.	1,097	140,921
Avago Technologies, Ltd.	192	24,503
Broadcom Corp. Class A	888	40,164
Computer Sciences Corp.	415	29,432
Dun & Bradstreet Corp. (The)	109	14,440
eBay, Inc. †	1,070	61,964
Electronic Arts, Inc. †	52	2,973
EMC Corp.	664	19,216
Google, Inc. Class A †	124	69,766
Hoya Corp. (Japan)	900	36,364
Iron Mountain, Inc. R	1,612	59,241
L-3 Communications Holdings, Inc.	254	32,875
Leidos Holdings, Inc.	220	9,904
Marvell Technology Group, Ltd.	1,051	16,942
Microsoft Corp.	180	7,893
NetApp, Inc.	729	28,176

26     Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.2%)* cont.	Shares	Value
Technology cont.
Nippon Electric Glass Co., Ltd. (Japan)	3,000	$15,013
Oracle Corp.	1,617	70,857
Symantec Corp.	973	24,481
Western Digital Corp.	374	40,011
Xerox Corp.	1,825	24,911
		806,248
Transportation (0.5%)
ComfortDelgro Corp., Ltd. (Singapore)	10,000	21,570
Delta Air Lines, Inc.	54	2,404
Deutsche Post AG (Germany)	588	20,023
Japan Airlines Co., Ltd. (Japan) UR	700	21,557
Southwest Airlines Co.	1,078	46,613
Union Pacific Corp.	264	31,749
Yangzijiang Shipbuilding Holdings, Ltd. (China)	16,000	14,374
		158,290
Utilities and power (0.8%)
Alliant Energy Corp.	37	2,353
Edison International	507	32,575
Electricite De France SA (France)	726	20,067
Energias de Portugal (EDP) SA (Portugal)	7,050	27,818
ENI SpA (Italy)	1,157	21,596
Entergy Corp.	611	48,581
OGE Energy Corp.	306	9,948
Red Electrica Corporacion SA (Spain)	379	32,293
Snam SpA (Italy)	5,766	29,178
UGI Corp.	401	13,630
		238,039
Total common stocks (cost $7,744,438)		$8,909,966

INVESTMENT COMPANIES (11.3%)*	Shares	Value
iShares MSCI EAFE ETF	1,617	$105,218
Putnam Absolute Return 700 Fund Class Y Ω	238,983	2,980,118
SPDR S&P 500 ETF Trust	764	160,944
SPDR S&P MidCap 400 ETF Trust	80	21,936
Vanguard REIT ETF	692	57,692
Total investment companies (cost $3,309,024)		$3,325,908

CONVERTIBLE BONDS AND NOTES (8.5%)*	Principal amount	Value
Basic materials (0.2%)
AK Steel Corp. cv. company guaranty sr. unsec. unsub. notes 5s, 2019	$31,000	$34,313
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	16,000	19,760
		54,073
Capital goods (0.3%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s (2 1/4s, 11/15/19) 2029 ††	19,000	13,217
Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	31,000	46,209
WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	8,000	19,630
		79,056

Retirement Income Fund Lifestyle 3     27

CONVERTIBLE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Communication services (0.3%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	$6,000	$6,540
Level 3 Communications, Inc. cv. sr. unsec. unsub. notes Ser. B, 7s, 2015	18,000	35,325
Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027 (In default) † F	38,000	4
TeleCommunication Systems, Inc. cv. sr. unsec. notes 7 3/4s, 2018	34,000	31,960
		73,829
Consumer cyclicals (1.8%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	14,000	17,246
Carriage Services, Inc. 144A cv. unsec. sub. notes 2 3/4s, 2021	22,000	25,850
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	14,790
Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec. notes 2 1/2s, 2029 R	16,000	26,070
Jarden Corp. 144A cv. company guaranty sr. unsec. sub. notes 1 1/8s, 2034	44,000	53,213
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	18,000	40,646
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	28,000	39,795
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	50,000	27,688
Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	18,000	20,138
M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	13,000	12,886
Navistar International Corp. 144A cv. sr. unsec. unsub. notes 4 3/4s, 2019	32,000	28,160
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	15,000	21,094
Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes 1 5/8s, 2018	27,000	40,922
Standard Pacific Corp. cv. company guaranty sr. unsec. unsub. notes 1 1/4s, 2032	20,000	24,213
Tesla Motors, Inc. cv. sr. unsec. notes 1 1/4s, 2021	99,000	83,964
TiVo, Inc. 144A cv. sr. unsec. notes 4s, 2016	18,000	20,520
TiVo, Inc. 144A cv. sr. unsec. notes 2s, 2021	30,000	27,994
		525,189
Consumer staples (0.3%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	11,000	33,963
Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	30,000	43,618
		77,581
Energy (0.8%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes 2 1/4s, 2038	124,000	113,693
Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2019	49,000	35,556
Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired various dates from 11/19/13 to 1/24/14, cost $13,899) ΔΔ	14,000	4,760
Goodrich Petroleum Corp. cv. company guaranty sr. unsub. notes 5s, 2032	18,000	8,820
Hornbeck Offshore Services, Inc. cv. company guaranty sr. unsec. notes 1 1/2s, 2019	13,000	10,985
Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	21,000	9,765
SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	31,000	27,571

28     Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Energy cont.
Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	$15,000	$413
Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	27,000	24,030
		235,593
Financials (1.1%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	32,000	33,140
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes 5 1/4s, 2018 R	24,000	24,945
Cowen Group, Inc. 144A cv. sr. unsec. notes 3s, 2019	17,000	19,263
Empire State Realty OP LP 144A cv. sr. unsec. notes 2 5/8s, 2019 R	18,000	18,506
Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes 4 1/4s, 2018	13,000	26,618
Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	38,000	47,286
Hercules Technology Growth Capital, Inc. cv. sr. unsec. notes 6s, 2016	16,000	21,550
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	10,000	12,144
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	27,000	39,572
Spirit Realty Capital, Inc. cv. sr. unsec. notes 2 7/8s, 2019 R	19,000	19,048
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes 4s, 2019 R	30,000	34,481
TCP Capital Corp. 144A cv. sr. unsec. notes 5 1/4s, 2019	41,000	41,128
Walter Investment Management Corp. cv. sr. unsec. sub. notes 4 1/2s, 2019	10,000	7,969
		345,650
Health care (1.3%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	32,000	35,240
AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 2 1/2s, 2019	12,000	22,725
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	36,000	49,793
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s, 2016 (China) (In default) † F	25,000	2,000
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s, 2016 (China) (In default) † F	14,000	980
Endo Health Solutions, Inc. cv. sr. unsec. sub. notes 1 3/4s, 2015	10,000	29,250
Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	15,000	68,194
HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	36,000	43,583
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s, 3/1/18) 2042 ††	44,000	54,285
Jazz Investments I, Ltd. 144A cv. company guaranty sr. unsec. notes 1 7/8s, 2021 (Ireland)	41,000	47,560
Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	20,000	22,413
Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	13,000	25,829
		401,852
Technology (2.3%)
AOL, Inc. 144A cv. sr. unsec. unsub. notes 0 3/4s, 2019	19,000	19,166
Ciena Corp. cv. sr. unsec. notes 4s, 2020	29,000	37,718
Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	17,000	28,082
j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	30,000	34,913

Retirement Income Fund Lifestyle 3     29

CONVERTIBLE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Technology cont.
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	$8,000	$12,760
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	84,000	235,043
Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	16,000	38,060
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes Ser. B, 2 5/8s, 2026	20,000	26,588
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	34,000	41,293
Salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	33,000	40,054
SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	22,000	35,571
ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 2018	19,000	22,990
Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	22,000	25,053
Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes 2 1/4s, 2041	18,000	15,829
Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	61,000	65,613
		678,733
Transportation (0.1%)
Scorpio Tankers, Inc. 144A cv. sr. unsec. notes 2 3/8s, 2019	48,000	46,740
		46,740
Total convertible bonds and notes (cost $2,366,763)		$2,518,296

CORPORATE BONDS AND NOTES (6.5%)*	Principal amount	Value
Basic materials (0.4%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$5,000	$4,980
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	2,000	2,285
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	15,000	18,525
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	5,000	5,438
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	4,000	4,568
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	3,000	3,328
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	2,000	2,081
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	5,000	5,217
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	30,000	30,863
LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	5,000	4,934
NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	2,000	2,113
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	9,000	9,353
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	5,000	7,021
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	5,000	6,639
		107,345
Capital goods (0.2%)
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	5,000	5,381
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	10,000	14,199
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	35,000	36,356
		55,936

30     Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (6.5%)* cont.	Principal amount	Value
Communication services (1.5%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	$5,000	$5,640
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	35,000	35,963
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	30,000	30,225
Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455s, 2022	5,000	7,280
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	5,000	7,154
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	25,000	26,375
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	5,000	5,460
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	35,000	39,419
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	10,000	9,950
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	45,000	41,681
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	5,000	7,123
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	25,000	26,469
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	3,000	3,462
SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	10,555
Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	37,600
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	70,000	71,356
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	40,000	42,100
Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)	5,000	5,732
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	14,000	17,622
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,000	1,269
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	200	5,328
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,000	5,097
		442,860
Consumer cyclicals (0.8%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 6.2s, 2034	5,000	6,455
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	5,000	5,450
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	5,000	5,425
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	4,000	4,005
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	5,000	7,070
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	5,000	6,984
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	7,431
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	2,000	2,048
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	5,000	6,204
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,511
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021	55,000	53,075

Retirement Income Fund Lifestyle 3     31

CORPORATE BONDS AND NOTES (6.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	$3,000	$3,004
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	4,000	5,163
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.65s, 2024	1,000	1,242
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 3 5/8s, 2024	3,000	3,091
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	3,000	3,870
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	45,000	45,900
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	35,000	36,794
Nordstrom, Inc. sr. unsec. notes 5s, 2044	2,000	2,316
Owens Corning company guaranty sr. unsec. notes 9s, 2019	5,000	6,035
QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	2,074
QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	2,000	2,021
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	15,000	15,750
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	5,000	5,175
Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	7,164
		249,257
Consumer staples (0.3%)
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	2,000	2,572
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	5,000	4,993
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	10,000	15,502
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	5,000	5,405
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	10,000	11,450
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	2,000	2,075
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	2,000	2,000
CVS Pass-Through Trust sr. notes 6.036s, 2028	3,840	4,490
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	5,000	5,063
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	5,000	6,708
Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	2,000	2,729
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	18,444
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	2,000	2,243
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	3,000	3,532
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	5,000	5,139
		92,345

32     Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (6.5%)* cont.	Principal amount	Value
Energy (0.3%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	$5,000	$5,523
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	2,000	1,835
DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	4,928
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	2,000	1,989
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	3,000	3,165
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	5,000	6,954
Petrobras Global Finance BV company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	4,913
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	5,000	4,763
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	15,000	12,000
Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	5,000	5,550
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	10,000	11,457
Williams Cos., Inc. (The) notes 8 3/4s, 2032	7,000	8,244
Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,245
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	5,000	4,899
Williams Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	3,000	3,140
		81,605
Financials (1.3%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	40,000	47,600
American Express Co. jr. unsec. sub. FRN notes Ser. C, 4.9s, perpetual maturity	5,000	4,989
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	5,000	6,925
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	3,000	2,937
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	10,000	10,597
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	15,000	17,323
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,523
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	5,000	5,377
CIT Group, Inc. sr. unsec. notes 5s, 2022	55,000	58,472
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	2,000	2,008
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	2,000	2,489
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,217
Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,250
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	2,000	1,955
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	6,931

Retirement Income Fund Lifestyle 3     33

CORPORATE BONDS AND NOTES (6.5%)* cont.	Principal amount	Value
Financials cont.
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	$5,000	$3,213
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB bonds 8 1/8s, 2038	5,000	5,688
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	8,000	12,060
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,588
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	2,000	2,400
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. FRN notes 7s, 2037	5,000	5,094
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	5,000	4,969
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	10,000	11,250
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	5,000	8,064
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	5,000	5,394
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	2,000	2,140
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	15,000	14,663
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	2,000	2,155
Royal Bank of Scotland PLC (The) unsec. sub. FRN notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	5,000	5,668
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	5,000	5,064
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	5,000	5,020
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	30,000	30,825
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB bonds 1.241s, 2037	15,000	12,544
Teachers Insurance & Annuity Association of America 144A unsec. sub. FRN notes 4 3/8s, 2054	2,000	2,296
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	10,000	10,175
Wells Fargo & Co. jr. unsec. sub. FRB bonds Ser. U, 5 7/8s, perpetual maturity	10,000	10,525
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	10,000	11,289
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,187
		365,864
Health care (0.5%)
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,185
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	45,000	45,956
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	3,000	3,268
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	2,000	2,088
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	2,000	2,100
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	12,000	12,525
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	30,000	31,800

34     Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (6.5%)* cont.	Principal amount	Value
Health care cont.
Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016	$25,000	$26,063
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	20,000	21,150
		147,135
Technology (0.3%)
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2045	3,000	2,821
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	80,000	85,800
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	2,000	2,176
		90,797
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	15,000	17,213
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	15,000	16,856
CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,254
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	100,000	113,189
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	25,000	31
El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds 8 3/8s, 2032	5,000	6,560
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	5,000	7,063
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	25,000	25,875
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,316
Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	5,000	6,643
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	1,000	1,060
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	6,240
PPL WEM Holdings, Ltd. 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)	15,000	17,134
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	7,000	7,114
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	5,000	6,291
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	10,000	9,625
Westar Energy, Inc. sr. mtge. bonds 8 5/8s, 2018	15,000	18,667
Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	5,000	5,025
		277,156
Total corporate bonds and notes (cost $1,851,541)		$1,910,300

CONVERTIBLE PREFERRED STOCKS (6.3%)*	Shares	Value
Basic materials (0.4%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	1,321	$64,069
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	1,775	18
Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	805	46,916
		111,003
Capital goods (0.3%)
United Technologies Corp. $3.75 cv. pfd.	1,492	94,936
		94,936

Retirement Income Fund Lifestyle 3     35

CONVERTIBLE PREFERRED STOCKS (6.3%)* cont.	Shares	Value
Communication services (0.8%)
American Tower Corp. $5.50 cv. pfd. † R	671	$67,939
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	39,450
Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	357	38,021
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	25	8,778
Iridium Communications, Inc. 144A $7.00 cv. pfd.	135	15,128
T-Mobile US, Inc. Ser. A, $2.75 cv. pfd. †	816	49,286
		218,602
Consumer cyclicals (0.9%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	1,505	38,918
Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom) †	1,260	166,950
Stanley Black & Decker, Inc. $6.25 cv. pfd.	526	60,490
		266,358
Consumer staples (0.2%)
Tyson Foods, Inc. $2.375 cv. pfd.	913	46,627
		46,627
Energy (0.5%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	107	107,602
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	23	8,910
Southwestern Energy Co. Ser. B, $3.125 cv. pfd. †	611	33,293
		149,805
Financials (1.8%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,688	48,899
AMG Capital Trust II $2.575 cv. pfd.	1,145	70,775
Banc of California, Inc. 4.00% cv. pfd.	311	16,520
Bank of America Corp. Ser. L, 7.25% cv. pfd.	168	196,140
EPR Properties Ser. C, $1.44 cv. pfd. R	2,069	51,208
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	762	51,983
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	644	32,657
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	47	56,635
		524,817
Health care (0.5%)
Actavis PLC Ser. A, 5.50% cv. pfd. †	134	137,484
Alere, Inc. Ser. B, 3.00% cv. pfd.	69	24,262
		161,746
Transportation (0.1%)
Genesee & Wyoming, Inc. $5.00 cv. pfd.	237	30,582
		30,582
Utilities and power (0.8%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	1,182	59,786
Dynegy, Inc. Ser. A, $5.375 cv. pfd.	212	21,295
El Paso Energy Capital Trust I $2.375 cv. pfd.	965	57,357
Exelon Corp. $3.25 cv. pfd.	727	36,074
NextEra Energy, Inc. $2.90 cv. pfd.	1,175	66,341
		240,853
Total convertible preferred stocks (cost $1,700,771)		$1,845,329

36     Retirement Income Fund Lifestyle 3

U.S. TREASURY OBLIGATIONS (4.1%)*	Principal amount	Value
U.S. Treasury Bonds
3 3/4s, November 15, 2043 Δ §	$50,000	$61,861
2 3/4s, August 15, 2042 §	60,000	61,791
U.S. Treasury Notes
3 1/2s, February 15, 2018	200,000	214,483
2 3/4s, November 15, 2023	160,000	170,400
2 3/8s, August 15, 2024 Δ	70,000	72,263
2s, February 15, 2023	70,000	70,609
2s, November 30, 2020 Δ	170,000	173,076
1 3/4s, May 31, 2016	130,000	132,211
1 1/8s, December 31, 2019	70,000	68,797
1s, August 31, 2016	10,000	10,081
0 3/4s, March 31, 2018 §	120,000	118,853
0 3/4s, December 31, 2017	60,000	59,614
Total U.S. treasury obligations (cost $1,187,522)		$1,214,039

MORTGAGE-BACKED SECURITIES (0.9%)*	Principal amount	Value
Banc of America Commercial Mortgage Trust Ser. 06-5, Class A3, 5.39s, 2047	$11,000	$11,034
Banc of America Merrill Lynch Commercial Mortgage, Inc. Ser. 05-4, Class A5A, 4.933s, 2045	9,620	9,677
Citigroup Commercial Mortgage Trust FRB Ser. 07-C6, Class A4, 5.713s, 2049	10,000	10,826
COMM Mortgage Trust
Ser. 14-LC15, Class XA, IO, 1.416s, 2047	171,306	13,964
Ser. 14-CR18, Class XA, IO, 1.301s, 2047	99,496	7,717
Ser. 14-CR16, Class XA, IO, 1.269s, 2047	190,473	14,119
Ser. 13-LC13, Class XA, IO, 1.263s, 2046	140,283	10,077
Ser. 13-CR13, Class XA, IO, 1.01s, 2023	126,219	7,131
COMM Mortgage Pass-Through Certificates
Ser. 14-CR14, Class XA, IO, 0.899s, 2047	413,286	19,850
Ser. 14-UBS6, Class XA, IO, 1.087s, 2047	99,878	7,044
Credit Suisse First Boston Mortgage Securities Corp. 144A Ser. 03-C3, Class AX, IO, 1.833s, 2038	4,753	1
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	5,036	5,280
Ser. 04-LN2, Class A2, 5.115s, 2041	1,005	1,007
LB Commercial Mortgage Trust 144A Ser. 98-C4, Class J, 5.6s, 2035	2,000	2,110
LB-UBS Commercial Mortgage Trust 144A Ser. 05-C2, Class XCL, IO, 0.372s, 2040	33,290	8
Merrill Lynch Mortgage Trust Ser. 05-CIP1, Class AM, 5.107s, 2038	25,000	25,371
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.416s, 2046	10,000	11,215
FRB Ser. 13-C10, Class AS, 4.083s, 2046	20,000	21,737
Ser. 13-C13, Class XA, IO, 1.227s, 2046	197,639	14,546
Ser. 13-C12, Class XA, IO, 1.008s, 2046	124,853	6,209

Retirement Income Fund Lifestyle 3     37

MORTGAGE-BACKED SECURITIES (0.9%)* cont.	Principal amount	Value
Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2, 5.61s, 2049	$7,069	$7,102
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class XA, IO, 1 3/4s, 2063	138,280	10,501
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1, Class AS, 5.154s, 2045	10,000	11,422
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25, Class AJ, 5.712s, 2043	13,000	13,402
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class AS, 4.301s, 2046	10,000	10,870
WF-RBS Commercial Mortgage Trust 144A Ser. 12-C10, Class XA, IO, 1.789s, 2045	193,227	18,726
Total mortgage-backed securities (cost $268,969)		$270,946

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)*	Principal amount	Value
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)	$200,000	$199,250
Total foreign government and agency bonds and notes (cost $195,552)		$199,250

SENIOR LOANS (0.2%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	$66,169	$60,821
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.171s, 2021	9,950	9,926
Total senior loans (cost $73,102)		$70,747

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$10,000	$15,177
North TX, Tollway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	10,000	14,796
OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	5,000	6,011
Total municipal bonds and notes (cost $25,065)		$35,984

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	10	$10,027
Citigroup, Inc. Ser. K, $1.719 ARP	600	16,098
GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	275	7,158
Total preferred stocks (cost $31,086)		$33,283

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	6,345	$—
Total warrants (cost $1,269)				$—

38     Retirement Income Fund Lifestyle 3

SHORT-TERM INVESTMENTS (32.0%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.20% [d]	Shares 7,695	$7,695
Putnam Short Term Investment Fund 0.10% L	Shares 9,337,360	9,337,360
U.S. Treasury Bills with effective yields ranging from zero % to 0.02%, May 7, 2015 §	$70,000	69,997
U.S. Treasury Bills with an effective yield of 0.03%, April 9, 2015 # §	25,000	24,999
Total short-term investments (cost $9,440,052)		$9,440,051

TOTAL INVESTMENTS
Total investments (cost $28,195,154)	$29,774,099

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $29,492,149.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,760, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

Retirement Income Fund Lifestyle 3     39

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $6,781,911 to cover certain derivative contracts and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $527,962)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Euro	Sell	3/18/15	$14,102	$14,169	$67
	Hong Kong Dollar	Buy	5/20/15	20,075	20,077	(2)
	Japanese Yen	Buy	5/20/15	24,967	25,316	(349)
	Singapore Dollar	Buy	5/20/15	6,006	6,081	(75)
	Swiss Franc	Buy	3/18/15	6,822	6,756	66
Citibank, N.A.
	Australian Dollar	Sell	4/15/15	39,054	40,183	1,129
	Danish Krone	Buy	3/18/15	24,336	26,596	(2,260)
	Japanese Yen	Buy	5/20/15	10,663	10,846	(183)
Credit Suisse International
	New Zealand Dollar	Sell	4/15/15	6,102	6,176	74
	Norwegian Krone	Sell	3/18/15	2,113	1,665	(448)
	Swiss Franc	Buy	3/18/15	4,828	4,781	47
Deutsche Bank AG
	Australian Dollar	Buy	4/15/15	1,948	2,025	(77)
	British Pound	Sell	3/18/15	30,874	30,826	(48)
	Euro	Buy	3/18/15	55,401	59,559	(4,158)
	Swedish Krona	Buy	3/18/15	4,727	5,310	(583)
Goldman Sachs International
	Euro	Buy	3/18/15	5,708	6,376	(668)

40     Retirement Income Fund Lifestyle 3

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $527,962) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	British Pound	Buy	3/18/15	$6,947	$6,763	$184
	Euro	Sell	3/18/15	19,475	21,448	1,973
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/15/15	1,949	2,005	56
	British Pound	Buy	3/18/15	8,953	8,426	527
	Euro	Sell	3/18/15	44,881	50,405	5,524
	Japanese Yen	Buy	5/20/15	18,541	18,661	(120)
	New Zealand Dollar	Sell	4/15/15	5,801	5,872	71
	Norwegian Krone	Sell	3/18/15	24,566	25,346	780
	Singapore Dollar	Buy	5/20/15	12,378	12,528	(150)
	Swedish Krona	Buy	3/18/15	6,622	6,742	(120)
	Swiss Franc	Buy	3/18/15	7,452	7,556	(104)
State Street Bank and Trust Co.
	Euro	Sell	3/18/15	1,456	707	(749)
	Israeli Shekel	Sell	4/15/15	352	354	2
	Swedish Krona	Sell	3/18/15	6,250	6,904	654
	Swiss Franc	Sell	3/18/15	8,711	8,615	(96)
UBS AG
	British Pound	Buy	3/18/15	9,571	9,667	(96)
	Euro	Buy	3/18/15	43,090	46,059	(2,969)
	Swiss Franc	Buy	3/18/15	7,032	7,105	(73)
WestPac Banking Corp.
	Japanese Yen	Buy	5/20/15	15,782	16,057	(275)
Total						$(2,449)

FUTURES CONTRACTS OUTSTANDING at 2/28/15
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Long)	2	$437,156	Jun-15	$434
U.S. Treasury Note 5 yr (Long)	1	119,281	Jun-15	412
Total				$846

Retirement Income Fund Lifestyle 3     41

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/15
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
EM Series 22 Index	BBB–/P	$146,862	$1,990,000	12/20/19	100 bp	$(80,164)
Total		$146,862	$(80,164)
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/15
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 23 Index	—	$(268,149)	$4,210,470	12/20/19	(500 bp)	$92,117
Total		$(268,149)	$92,117
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2015.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

42     Retirement Income Fund Lifestyle 3

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$312,872	$66,053	$—
Capital goods	383,826	38,271	—
Communication services	194,607	68,601	—
Conglomerates	49,264	30,616	—
Consumer cyclicals	712,262	160,304	—
Consumer staples	560,690	92,982	—
Energy	416,906	30,038	—
Financials	3,552,305	230,636	—
Health care	729,709	77,447	—
Technology	754,871	51,377	—
Transportation	100,789	57,501	—
Utilities and power	238,039	—	—
Total common stocks	8,006,140	903,826	—
Convertible bonds and notes	—	2,515,312	2,984
Convertible preferred stocks	220,063	1,625,248	18
Corporate bonds and notes	—	1,910,300	—
Foreign government and agency bonds and notes	—	199,250	—
Investment companies	3,325,908	—	—
Mortgage-backed securities	—	270,946	—
Municipal bonds and notes	—	35,984	—
Preferred stocks	23,256	10,027	—
Senior loans	—	70,747	—
U.S. treasury obligations	—	1,214,039	—
Warrants	—	—	—
Short-term investments	9,337,360	102,691	—
Totals by level	$20,912,727	$8,858,370	$3,002

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,449)	$—
Futures contracts	846	—	—
Credit default contracts	—	133,240	—
Totals by level	$846	$130,791	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3     43

Statement of assets and liabilities 2/28/15
ASSETS
Investment in securities, at value, including $7,452 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $15,878,903)	$17,448,926
Affiliated issuers (identified cost $12,316,251) (Notes 1 and 5)	12,325,173
Foreign currency (cost $668) (Note 1)	668
Dividends, interest and other receivables	101,238
Receivable for shares of the fund sold	170,615
Receivable for investments sold	43,107
Receivable from Manager (Note 2)	33,263
Receivable for variation margin (Note 1)	3,579
Unrealized appreciation on forward currency contracts (Note 1)	11,154
Prepaid assets	20,924
Total assets	30,158,647
LIABILITIES
Payable to custodian	26,732
Payable for investments purchased	222,905
Payable for shares of the fund repurchased	15,713
Payable for custodian fees (Note 2)	8,340
Payable for investor servicing fees (Note 2)	6,041
Payable for Trustee compensation and expenses (Note 2)	31,494
Payable for administrative services (Note 2)	69
Payable for distribution fees (Note 2)	12,361
Payable for auditing and tax fees	75,863
Unrealized depreciation on OTC swap contracts (Note 1)	80,164
Premium received on OTC swap contracts (Note 1)	146,862
Unrealized depreciation on forward currency contracts (Note 1)	13,603
Collateral on securities loaned, at value (Note 1)	7,695
Other accrued expenses	18,656
Total liabilities	666,498
Net assets	$29,492,149

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$39,407,958
Undistributed net investment income (Note 1)	67,395
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,572,353)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,589,149
Total — Representing net assets applicable to capital shares outstanding	$29,492,149
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

44     Retirement Income Fund Lifestyle 3

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($23,364,004 divided by 2,041,005 shares)	$11.45
	Offering price per class A share (100/96.00 of $11.45)*	$11.93
	Net asset value and offering price per class B share ($1,021,227 divided by 89,562 shares)**	$11.40
	Net asset value and offering price per class C share ($3,194,936 divided by 280,132 shares)**	$11.41
	Net asset value and redemption price per class M share ($487,527 divided by 42,677 shares)	$11.42
	Offering price per class M share (100/96.75 of $11.42)†	$11.80
	Net asset value, offering price and redemption price per class R share ($6,457 divided by 564 shares)††	$11.44
	Net asset value, offering price and redemption price per class Y share ($1,417,998 divided by 123,647 shares)	$11.47
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
††	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3     45

Statement of operations Year ended 2/28/15
INVESTMENT INCOME
Dividends (net of foreign tax of $8,996) (including dividend income of $46,541 from investments in affiliated issuers) (Note 5)	$315,538
Interest (including interest income of $5,714 from investments in affiliated issuers) (Note 5)	212,599
Securities lending (Note 1)	23
Total investment income	528,160
EXPENSES
Compensation of Manager (Note 2)	109,456
Investor servicing fees (Note 2)	27,971
Custodian fees (Note 2)	31,308
Trustee compensation and expenses (Note 2)	802
Distribution fees (Note 2)	86,259
Administrative services (Note 2)	527
Reports to shareholders	27,153
Auditing and tax fees	77,441
Blue sky expense	73,360
Other	5,406
Fees waived and reimbursed by Manager (Note 2)	(177,704)
Total expenses	261,979
Expense reduction (Note 2)	(73)
Net expenses	261,906
Net investment income	266,254

Net realized gain on investments (Notes 1 and 3)	726,829
Capital gain distributions from investments in affiliated issuers (Note 5)	119,707
Net realized loss on swap contracts (Note 1)	(77,773)
Net realized gain on futures contracts (Note 1)	4,247
Net realized loss on foreign currency transactions (Note 1)	(4,271)
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,791)
Net unrealized appreciation of investments, futures contracts and swap contracts during the year	356,520
Net gain on investments	1,122,468
Net increase in net assets resulting from operations	$1,388,722

The accompanying notes are an integral part of these financial statements.

46     Retirement Income Fund Lifestyle 3

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 2/28/15	Year ended 2/28/14
Operations:
Net investment income	$266,254	$173,697
Net realized gain on investments and foreign currency transactions	768,739	1,105,261
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	353,729	360,408
Net increase in net assets resulting from operations	1,388,722	1,639,366
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(452,381)	(222,171)
Class B	(16,423)	(9,861)
Class C	(51,300)	(32,075)
Class M	(11,115)	(8,545)
Class R	(119)	(71)
Class Y	(35,867)	(25,429)
Increase from capital share transactions (Note 4)	9,796,373	1,118,312
Total increase in net assets	10,617,890	2,459,526
NET ASSETS
Beginning of year	18,874,259	16,414,733
End of year (including undistributed net investment income of $67,395 and $271,617, respectively)	$29,492,149	$18,874,259

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3     47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
February 28, 2015	$11.05	.14	.53	.67	(.27)	(.27)	—	$11.45	6.16	$23,364	1.00[e]	1.26	53
February 28, 2014	10.21	.12	.92	1.04	(.20)	(.20)	—	11.05	10.33	13,539	1.01[e]	1.18	54
February 28, 2013	9.58	.16	.67	.83	(.20)	(.20)	—	10.21	8.83	10,782	1.00[e]	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	—	9.58	1.04	12,145	1.04[e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	(.25)	—[f]	9.76	11.45	14,224.97		2.65	72
Class B
February 28, 2015	$11.01	.06	.52	.58	(.19)	(.19)	—	$11.40	5.31	$1,021	1.75[e]	.51	53
February 28, 2014	10.18	.05	.91	.96	(.13)	(.13)	—	11.01	9.45	876	1.76[e]	.44	54
February 28, 2013	9.54	.09	.68	.77	(.13)	(.13)	—	10.18	8.12	812	1.75[e]	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	—	9.54	.26	965	1.79[e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	(.19)	—[f]	9.72	10.58	1,180	1.72	1.87	72
Class C
February 28, 2015	$11.01	.06	.53	.59	(.19)	(.19)	—	$11.41	5.41	$3,195	1.75[e]	.50	53
February 28, 2014	10.18	.05	.90	.95	(.12)	(.12)	—	11.01	9.43	2,835	1.76[e]	.44	54
February 28, 2013	9.55	.09	.67	.76	(.13)	(.13)	—	10.18	8.03	2,715	1.75[e]	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	—	9.55	.35	2,352	1.79[e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	(.19)	—[f]	9.72	10.56	3,120	1.72	1.90	72
Class M
February 28, 2015	$11.03	.11	.53	.64	(.25)	(.25)	—	$11.42	5.83	$488	1.25[e]	.98	53
February 28, 2014	10.20	.10	.91	1.01	(.18)	(.18)	—	11.03	9.98	487	1.26[e]	.96	54
February 28, 2013	9.56	.14	.68	.82	(.18)	(.18)	—	10.20	8.68	507	1.25[e]	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	—	9.56	.70	465	1.37[e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	(.21)	—[f]	9.74	10.90	445	1.47	2.17	72
Class R
February 28, 2015	$11.04	.12	.53	.65	(.25)	(.25)	—	$11.44	5.91	$6	1.25[e]	1.01	53
February 28, 2014	10.20	.10	.92	1.02	(.18)	(.18)	—	11.04	10.06	4	1.26[e]	.93	54
February 28, 2013	9.59	.10	.69	.79	(.18)	(.18)	—	10.20	8.35	4	1.25[e]	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	—	9.59	.77	1	1.29[e]	1.87	92
February 28, 2011	9.01	.22	.77	.99	(.23)	(.23)	—[f]	9.77	11.15	1	1.22	2.40	72
Class Y
February 28, 2015	$11.07	.17	.53	.70	(.30)	(.30)	—	$11.47	6.39	$1,418	.75[e]	1.50	53
February 28, 2014	10.22	.15	.93	1.08	(.23)	(.23)	—	11.07	10.67	1,134	.76[e]	1.46	54
February 28, 2013	9.59	.18	.68	.86	(.23)	(.23)	—	10.22	9.08	1,595	.75[e]	1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	—	9.59	1.30	1,386	.79[e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	(.28)	—[f]	9.77	11.73	1,555.72		2.90	72

See notes to financial highlights at the end of this section.

48	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	49

Financial highlights (Continued)

a  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2015	0.76%
February 28, 2014	0.77
February 28, 2013	0.77
February 29, 2012	0.80
February 28, 2011	0.82

e Expense ratios do not include expenses of the underlying fund.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

50     Retirement Income Fund Lifestyle 3

Notes to financial statements 2/28/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2014 through February 28, 2015.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary goal is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund Putnam Management refers to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

Retirement Income Fund Lifestyle 3     51

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if

52     Retirement Income Fund Lifestyle 3

any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Retirement Income Fund Lifestyle 3     53

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $238,096 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $189,995 and may include amounts related to unsettled agreements.

54     Retirement Income Fund Lifestyle 3

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $7,695 and the value of securities loaned amounted to $7,452.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2015, the fund had a capital loss carryover of $11,542,516 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$1,068,020	N/A	$1,068,020	February 28, 2017
10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally,

Retirement Income Fund Lifestyle 3     55

post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $96,729 to decrease distributions in excess of net investment income, $127 to increase paid-in-capital and $96,856 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,018,384
Unrealized depreciation	(468,440)
Net unrealized appreciation	1,549,944
Undistributed ordinary income	82,492
Capital loss carryforward	(11,542,516)
Cost for federal income tax purposes	$28,224,145

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2015, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,045 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $173,659 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

56     Retirement Income Fund Lifestyle 3

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$21,059
Class B	1,121
Class C	3,580
Class M	619
Class R	6
Class Y	1,586
Total	$27,971

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $69 under the expense offset arrangements and by $4 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

Retirement Income Fund Lifestyle 3     57

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$44,010
Class B	9,441
Class C	30,169
Class M	2,613
Class R	26
Total	$86,259

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,192 and $28 from the sale of class A and class M shares, respectively, and received $437 and $316 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$16,072,181	$8,664,005
U.S. government securities (Long-term)	—	—
Total	$16,072,181	$8,664,005

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/15		Year ended 2/28/14
Class A	Shares	Amount	Shares	Amount
Shares sold	1,157,011	$13,046,604	400,524	$4,294,866
Shares issued in connection with reinvestment of distributions	37,016	417,896	19,402	205,881
	1,194,027	13,464,500	419,926	4,500,747
Shares repurchased	(378,259)	(4,259,670)	(250,629)	(2,663,948)
Net increase	815,768	$9,204,830	169,297	$1,836,799

	Year ended 2/28/15		Year ended 2/28/14
Class B	Shares	Amount	Shares	Amount
Shares sold	31,293	$350,532	13,430	$142,345
Shares issued in connection with reinvestment of distributions	1,354	15,215	871	9,210
	32,647	365,747	14,301	151,555
Shares repurchased	(22,616)	(251,756)	(14,597)	(153,183)
Net increase (decrease)	10,031	$113,991	(296)	$(1,628)

58     Retirement Income Fund Lifestyle 3

	Year ended 2/28/15		Year ended 2/28/14
Class C	Shares	Amount	Shares	Amount
Shares sold	73,542	$826,588	36,940	$387,734
Shares issued in connection with reinvestment of distributions	4,194	47,142	2,872	30,366
	77,736	873,730	39,812	418,100
Shares repurchased	(54,981)	(617,745)	(49,166)	(520,214)
Net increase (decrease)	22,755	$255,985	(9,354)	$(102,114)

	Year ended 2/28/15		Year ended 2/28/14
Class M	Shares	Amount	Shares	Amount
Shares sold	10,022	$112,519	1,218	$13,290
Shares issued in connection with reinvestment of distributions	987	11,106	807	8,543
	11,009	123,625	2,025	21,833
Shares repurchased	(12,477)	(139,806)	(7,597)	(81,440)
Net decrease	(1,468)	$(16,181)	(5,572)	$(59,607)

	Year ended 2/28/15		Year ended 2/28/14
Class R	Shares	Amount	Shares	Amount
Shares sold	192	$2,162	469	$5,007
Shares issued in connection with reinvestment of distributions	11	119	7	71
	203	2,281	476	5,078
Shares repurchased	—	—	(471)	(4,840)
Net increase	203	$2,281	5	$238

	Year ended 2/28/15		Year ended 2/28/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	46,221	$519,040	23,408	$252,705
Shares issued in connection with reinvestment of distributions	2,772	31,341	2,082	22,080
	48,993	550,381	25,490	274,785
Shares repurchased	(27,820)	(314,914)	(78,985)	(830,161)
Net increase (decrease)	21,173	$235,467	(53,495)	$(555,376)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value
Class R	135	23.9%	$1,544

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Note 5: Affiliated transactions

Transactions during the reporting period with a company which are under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliates	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$6,337,380	$8,868,135	$5,868,155	$5,714	$—	$9,337,360
Putnam Absolute Return 700 Fund Class Y	1,887,555	2,144,655	1,055,480	46,541	119,707	2,980,118
Totals	$8,224,935	$11,012,790	$6,923,635	$52,255	$119,707	$12,317,478

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$680,000
OTC credit default contracts (notional)	$1,800,000
Centrally cleared credit default contracts (notional)	$3,100,000
Warrants (number of warrants)	6,000

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The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$360,266*	Payables	$227,026
Foreign exchange contracts	Receivables	11,154	Payables	13,603
Equity contracts	Investments	—	Payables	—
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	846*	Payables	—
Total		$372,266		$240,629

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$(77,773)	$(77,773)
Foreign exchange contracts	—	(3,478)	—	$(3,478)
Interest rate contracts	4,247	—	—	$4,247
Total	$4,247	$(3,478)	$(77,773)	$(77,004)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$94,690	$94,690
Foreign exchange contracts	—	—	(2,521)	—	$(2,521)
Equity contracts	—	—	—	—	$—
Interest rate contracts	—	459	—	—	$459
Total	$—	$459	$(2,521)	$94,690	$92,628

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Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared credit default contracts§	—	3,235	—	—	—	—	—	—	—	—	—	—	3,235
Futures contracts§	—	—	—	—	—	—	—	—	344	—	—	—	344
Forward currency contracts#	133	—	1,129	121	—	—	2,157	6,958	—	656	—	—	11,154
Total Assets	$133	$3,235	$1,129	$121	$—	$—	$2,157	$6,958	$344	$656	$—	$—	$14,733
Liabilities:
OTC Credit default contracts*#	227,026	—	—	—	—	—	—	—	—	—	—	—	227,026
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	426	—	2,443	448	4,866	668	—	494	—	845	3,138	275	13,603
Total Liabilities	$227,452	$—	$2,443	$448	$4,866	$668	$—	$494	$—	$845	$3,138	$275	$240,629
Total Financial and Derivative Net Assets	$(227,319)	$3,235	$(1,314)	$(327)	$(4,866)	$(668)	$2,157	$6,464	$344	$(189)	$(3,138)	$(275)	$(225,896)
Total collateral received (pledged)†##	$(189,995)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(37,324)	$3,235	$(1,314)	$(327)	$(4,866)	$(668)	$2,157	$6,464	$344	$(189)	$(3,138)	$(275)

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

62	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	63

Federal tax information (Unaudited)

The fund designated 8.37% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 34.79%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

64     Retirement Income Fund Lifestyle 3

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Retirement Income Fund Lifestyle 3     65

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2015, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

66     Retirement Income Fund Lifestyle 3

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Retirement Income Fund Lifestyle 3     67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68     Retirement Income Fund Lifestyle 3

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN103
293348 4/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2015	$68,933	$ —	$8,464	$ —
February 28, 2014	$66,179	$ —	$7,575	$ —

For the fiscal years ended February 28, 2015 and February 28, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $482,877 and $132,575 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2015	$ —	$474,413	$ —	$ —

February 28, 2014	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015